Exhibit 77Q1 – Additional Items

Item 15

Foreign Sub-Custodian Network for J.P. Morgan Chase Bank
MARKET	SUBCUSTODIAN

HSBC Bank Argentina S.A. Bouchard 680, 9th Floor C1106ABJ Buenos Aires ARGENTINA
ARGENTINA

JPMorgan Chase Bank, N.A. Level 31, 101 Collins Street Melbourne 3000 AUSTRALIA
AUSTRALIA

UniCredit Bank Austria AG Julius Tandler Platz - 3 A-1090 Vienna AUSTRIA
AUSTRIA

HSBC Bank Middle East Limited Road No 2832 Al Seef 428 BAHRAIN
BAHRAIN

Standard Chartered Bank Portlink Tower Level-6, 67 Gulshan Avenue Gulshan Dhaka -1212 BANGLADESH
BANGLADESH

BNP Paribas Securities Services S.C.A. Central Plaza Building Rue de Loxum, 25 7th Floor 1000 Brussels BELGIUM
BELGIUM

HSBC Bank Bermuda Limited 6 Front Street Hamilton HM 11 BERMUDA
BERMUDA

Standard Chartered Bank Botswana Limited 5th Floor, Standard House P.O. Box 496 Queens Road, The Mall Gaborone BOTSWANA
BOTSWANA

J.P. Morgan S.A. DTVM Av. Brigadeiro Faria Lima, 3729, Floor 06 Sao Paulo SP 04538-905 BRAZIL
BRAZIL

Citibank Europe plc Serdika Offices 10th Floor 48 Sitnyakovo Blvd Sofia 1505 BULGARIA
BULGARIA

Canadian Imperial Bank of Commerce 320 Bay Street Toronto Ontario M5H 4A6 CANADA Royal Bank of Canada 155 Wellington Street West, Toronto Ontario M5V 3L3 CANADA
CANADA

Banco Santander Chile Bandera 140, Piso 4 Santiago CHILE
CHILE

HSBC Bank (China) Company Limited 33/F, HSBC Building, Shanghai ifc 8 Century Avenue, Pudong Shanghai 200120 THE PEOPLE'S REPUBLIC OF CHINA
CHINA A-SHARE

HSBC Bank (China) Company Limited 33/F, HSBC Building, Shanghai ifc 8 Century Avenue, Pudong Shanghai 200120 THE PEOPLE'S REPUBLIC OF CHINA
CHINA B-SHARE

JPMorgan Chase Bank, N.A.
48th Floor, One Island East
18 Westlands Road, Quarry Bay

HONG KONG

HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

CHINA CONNECT

HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120

THE PEOPLE'S REPUBLIC OF CHINA

HONG KONG

HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

"HSBC Bank (China) Company Limited
33/F, HSBC Building, Shanghai ifc
8 Century Avenue, Pudong
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA"

Cititrust Colombia S.A. Carrera 9 A # 99-02, 3rd floor Bogota COLOMBIA
COLOMBIA

Banco BCT, S.A. 150 Metros Norte de la Catedral Metropolitana Edificio BCT San Jose COSTA RICA
COSTA RICA

Privredna banka Zagreb d.d. Radnicka cesta 50 10000 Zagreb CROATIA
CROATIA

HSBC Bank plc 109-111, Messogian Ave. 115 26 Athens GREECE
CYPRUS

UniCredit Bank Czech Republic and Slovakia, a.s. BB Centrum - FILADELFIE Zeletavska 1525-1 140 92 Prague 1 CZECH REPUBLIC
CZECH REPUBLIC

Nordea Bank AB (publ) Christiansbro Strandgade 3 P.O. Box 850 DK-0900 Copenhagen DENMARK
DENMARK

Citibank, N.A. 4 Ahmed Pasha Street Garden City Cairo EGYPT
EGYPT

Swedbank AS Liivalaia 8 15040 Tallinn ESTONIA
ESTONIA

Nordea Bank AB (publ) Aleksis Kiven katu 3-5 FIN-00020 NORDEA Helsinki FINLAND
FINLAND

BNP Paribas Securities Services S.C.A. 3, rue d'Antin 75002 Paris FRANCE
FRANCE

Deutsche Bank AG Alfred-Herrhausen-Allee 16-24 D-65760 Eschborn GERMANY J.P. Morgan AG Taunustor 1 (TaunusTurm) 60310 Frankfurt am Main GERMANY
GERMANY

Standard Chartered Bank Ghana Limited Accra High Street P.O. Box 768 Accra GHANA
GHANA

HSBC Bank plc Messogion 109-111 11526 Athens GREECE
GREECE

JPMorgan Chase Bank, N.A. 48th Floor, One Island East 18 Westlands Road, Quarry Bay HONG KONG
HONG KONG

Deutsche Bank AG Hold utca 27 H-1054 Budapest HUNGARY
HUNGARY

Islandsbanki hf. Kirkjusandur 2 IS-155 Reykjavik ICELAND
ICELAND

JPMorgan Chase Bank, N.A. 6th Floor, Paradigm ‘B’ Wing Mindspace, Malad (West) Mumbai 400 064 INDIA
INDIA

PT Bank HSBC Indonesia Menara Mulia 25th Floor Jl. Jendral Gatot Subroto Kav. 9-11 Jakarta 12930 INDONESIA
INDONESIA

JPMorgan Chase Bank, N.A 25 Bank Street, Canary Wharf London E14 5JP UNITED KINGDOM
IRELAND

Bank Leumi le-Israel B.M. 35, Yehuda Halevi Street 65136 Tel Aviv ISRAEL
ISRAEL

BNP Paribas Securities Services S.C.A. Piazza Lina Bo Bardi, 3 20124 Milan ITALY
ITALY

Mizuho Bank, Ltd. 2-15-1, Konan Minato-ku Tokyo 108-6009 JAPAN The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1-3-2 Nihombashi Hongoku-cho Chuo-ku Tokyo 103-0021 JAPAN
JAPAN

Standard Chartered Bank Shmeissani Branch Al-Thaqafa Street Building # 2 P.O. Box 926190 Amman JORDAN
JORDAN

JSC Citibank Kazakhstan Park Palace, Building A, Floor 2 41 Kazybek Bi Almaty 050010 KAZAKHSTAN
KAZAKHSTAN

Standard Chartered Bank Kenya Limited Chiromo 48 Westlands Road Nairobi 00100 KENYA
KENYA

HSBC Bank Middle East Limited Kuwait City, Sharq Area Abdulaziz Al Sager Street Al Hamra Tower, 37F Safat 13017 KUWAIT
KUWAIT

Swedbank AS Balasta dambis 1a Riga LV-1048 LATVIA
LATVIA

AB SEB Bankas 12 Gedimino pr. LT 2600 Vilnius LITHUANIA
LITHUANIA

BNP Paribas Securities Services S.C.A. 33, Rue de Gasperich L-5826 Hesperange LUXEMBOURG
LUXEMBOURG

Standard Bank Limited, Malawi 1st Floor Kaomba House Cnr Glyn Jones Road & Victoria Avenue Blantyre MALAWI
MALAWI

HSBC Bank Malaysia Berhad 2 Leboh Ampang 12th Floor, South Tower 50100 Kuala Lumpur MALAYSIA
MALAYSIA

The Hongkong and Shanghai Banking Corporation Limited HSBC Centre 18 Cybercity Ebene MAURITIUS
MAURITIUS

Banco Nacional de Mexico, S.A. Act. Roberto Medellin No. 800 3er Piso Norte Colonia Santa Fe 01210 Mexico, D.F. MEXICO
MEXICO

Société Générale Marocaine de Banques 55 Boulevard Abdelmoumen Casablanca 20100 MOROCCO
MOROCCO

Standard Bank Namibia Limited 2nd Floor, Town Square Building Corner of Werner List and Post Street Mall P.O. Box 3327 Windhoek NAMIBIA
NAMIBIA

BNP Paribas Securities Services S.C.A. Herengracht 595 1017 CE Amsterdam NETHERLANDS
NETHERLANDS

JPMorgan Chase Bank, N.A. Level 13, 2 Hunter Street Wellington 6011 NEW ZEALAND
NEW ZEALAND

Stanbic IBTC Bank Plc Plot 1712 Idejo Street Victoria Island Lagos NIGERIA
NIGERIA

Nordea Bank AB (publ) Essendropsgate 7 P.O. Box 1166 NO-0107 Oslo NORWAY
NORWAY

HSBC Bank Oman S.A.O.G. 2nd Floor Al Khuwair P.O. Box 1727 PC 111 Seeb OMAN
OMAN

Standard Chartered Bank (Pakistan) Limited P.O. Box 4896 Ismail Ibrahim Chundrigar Road Karachi 74000 PAKISTAN
PAKISTAN

Citibank del Perú S.A. Av. Canaval y Moreryra 480 Piso 3 San Isidro Lima 27 PERU
PERU

The Hongkong and Shanghai Banking Corporation Limited 7/F HSBC Centre 3058 Fifth Avenue West Bonifacio Global City 1634 Taguig City PHILIPPINES
PHILIPPINES

Bank Handlowy w. Warszawie S.A. ul. Senatorska 16 00-923 Warsaw POLAND
POLAND

BNP Paribas Securities Services S.C.A. Avenida D.João II, Lote 1.18.01, Bloco B, 7º andar 1998-028 Lisbon PORTUGAL
PORTUGAL

HSBC Bank Middle East Limited 2nd Floor, Ali Bin Ali Tower Building 150 (Airport Road) P.O. Box 57 Doha QATAR
QATAR

Citibank Europe plc 145 Calea Victoriei 1st District 010072 Bucharest ROMANIA
ROMANIA

J.P. Morgan Bank International (Limited Liability Company) 10, Butyrsky Val White Square Business Centre Floor 12 Moscow 125047 RUSSIA
RUSSIA

HSBC Saudi Arabia 2/F HSBC Building 7267 Olaya - Al Murooj Riyadh 12283-2255 SAUDI ARABIA
SAUDI ARABIA

Unicredit Bank Srbija a.d. Rajiceva 27-29 11000 Belgrade SERBIA
SERBIA

DBS Bank Ltd 10 Toh Guan Road DBS Asia Gateway, Level 04-11 (4B) 608838 SINGAPORE
SINGAPORE

UniCredit Bank Czech Republic and Slovakia, a.s. Sancova 1/A SK-813 33 Bratislava SLOVAK REPUBLIC
SLOVAK REPUBLIC

UniCredit Banka Slovenija d.d. Smartinska 140 SI-1000 Ljubljana SLOVENIA
SLOVENIA

FirstRand Bank Limited 1 Mezzanine Floor, 3 First Place, Bank City Cnr Simmonds and Jeppe Streets Johannesburg 2001 SOUTH AFRICA
SOUTH AFRICA

Standard Chartered Bank Korea Limited 47 Jongro, Jongro-Gu Seoul 03160 SOUTH KOREA Kookmin Bank Co., Ltd. 84, Namdaemun-ro, Jung-gu Seoul 100-845 SOUTH KOREA
SOUTH KOREA

Santander Securities Services, S.A. Ciudad Grupo Santander Avenida de Cantabria, s/n Edificio Ecinar, planta baja Boadilla del Monte 28660 Madrid SPAIN
SPAIN

The Hongkong and Shanghai Banking Corporation Limited 24 Sir Baron Jayatillaka Mawatha Colombo 1 SRI LANKA
SRI LANKA

Nordea Bank AB (publ) Hamngatan 10 SE-105 71 Stockholm SWEDEN
SWEDEN

UBS Switzerland AG 45 Bahnhofstrasse 8021 Zurich SWITZERLAND
SWITZERLAND

JPMorgan Chase Bank, N.A. 8th Floor, Cathay Xin Yi Trading Building No. 108, Section 5, Xin Yi Road Taipei 11047 TAIWAN
TAIWAN

Stanbic Bank Tanzania Limited Stanbic Centre Corner Kinondoni and A.H. Mwinyi Roads P.O. Box 72648 Dar es Salaam TANZANIA
TANZANIA

Standard Chartered Bank (Thai) Public Company Limited 14th Floor, Zone B Sathorn Nakorn Tower 90 North Sathorn Road Bangrak Silom, Bangrak Bangkok 10500 THAILAND
THAILAND

Republic Bank Limited 9-17 Park Street Port of Spain TRINIDAD AND TOBAGO
TRINIDAD AND TOBAGO

Banque Internationale Arabe de Tunisie, S.A. 70-72 Avenue Habib Bourguiba P.O. Box 520 Tunis 1000 TUNISIA
TUNISIA

Citibank A.S. Inkilap Mah., Yilmaz Plaza O. Faik Atakan Caddesi No: 3 34768 Umraniye, Istanbul TURKEY
TURKEY

Standard Chartered Bank Uganda Limited 5 Speke Road P.O. Box 7111 Kampala UGANDA
UGANDA

PJSC Citibank 16-G Dilova Street 03150 Kiev UKRAINE
UKRAINE

HSBC Bank Middle East Limited Emaar Square, Level 4, Building No. 5 P.O. Box 502601 Dubai UNITED ARAB EMIRATES
UNITED ARAB EMIRATES - ADX

HSBC Bank Middle East Limited Emaar Square, Level 4, Building No. 5 P.O. Box 502601 Dubai UNITED ARAB EMIRATES
UNITED ARAB EMIRATES - DFM

HSBC Bank Middle East Limited Emaar Square, Level 4, Building No. 5 P.O. Box 502601 Dubai UNITED ARAB EMIRATES
UNITED ARAB EMIRATES - NASDAQ DUBAI

JPMorgan Chase Bank, N.A. 25 Bank Street, Canary Wharf London E14 5JP UNITED KINGDOM Deutsche Bank AG Depository and Clearing Centre 10 Bishops Square London E1 6EG UNITED KINGDOM
UNITED KINGDOM

JPMorgan Chase Bank, N.A. 4 New York Plaza New York NY 10004 UNITED STATES
UNITED STATES

Banco Itaú Uruguay S.A. Zabala 1463 11000 Montevideo URUGUAY
URUGUAY

Citibank, N.A. Avenida Casanova Centro Comercial El Recreo Torre Norte, Piso 19 Caracas 1050 VENEZUELA
VENEZUELA

HSBC Bank (Vietnam) Ltd. Centre Point 106 Nguyen Van Troi Street Phu Nhuan District Ho Chi Minh City VIETNAM
VIETNAM

Standard Chartered Bank Côte d’Ivoire SA 23 Boulevard de la Republique 1 01 B.P. 1141 Abidjan 17 IVORY COAST
WAEMU - BENIN, BURKINA FASO, GUINEA-BISSAU, IVORY COAST, MALI, NIGER, SENEGAL, TOGO

Standard Chartered Bank Zambia Plc Standard Chartered House Cairo Road P.O. Box 32238 Lusaka 10101 ZAMBIA
ZAMBIA

Stanbic Bank Zimbabwe Limited Stanbic Centre, 3rd Floor 59 Samora Machel Avenue Harare ZIMBABWE
ZIMBABWE